Exhibit 10.2

JOINDER TO
LOAN AND SECURITY AGREEMENT
This Joinder to Loan and Security Agreement (this “Joinder”), dated as of August 6, 2018 (the “Effective Date”), is executed and delivered by and among TRUPANION-APIC, LLC, a Washington limited liability company (“New Borrower”), the several banks and other financial institutions or entities from time to time party to the Agreement (as hereinafter defined) (each a “Lender” and, collectively, the “Lenders”), and PACIFIC WESTERN BANK, a California state chartered bank (“PWB”), as a Lender and as administrative agent and collateral agent for the Lenders (in such capacities, the “Administrative Agent”). Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to those terms in the Loan Agreement as defined below.
RECITALS
A.TRUPANION, INC., a Delaware corporation (“Trupanion”), TRUPANION MANAGERS USA, INC., an Arizona corporation (“Trupanion Managers”; together with Trupanion, individually and collectively, “Original Borrower”; together with New Borrower, individually and collectively, “Borrower”), Administrative Agent, Lenders are parties to that certain Loan and Security Agreement dated as of December 16, 2016 (as the same may from time to time be amended, modified, supplemented or restated, the “Original Loan Agreement”).
B.New Borrower, Original Borrower, Administrative Agent, and Lenders desire to supplement the terms and provisions of the Original Loan Agreement as provided herein, and the Original Loan Agreement as supplemented by this Joinder, and as may be hereafter further supplemented, amended, modified or restated from time to time, shall be referred to collectively as the “Loan Agreement.”
C.Administrative Agent and Lenders desire that New Borrower execute this Joinder for the purpose of acknowledging that it is and shall be a Borrower under the Loan Agreement and the other Loan Documents.
D.New Borrower has read and approved the Loan Documents and has asked Administrative Agent and Lenders to agree to allow New Borrower to become a party to the Loan Documents in order to facilitate its ability to continue to operate its business by achieving a stronger financial base for itself and its affiliated companies.
NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration (the receipt, sufficiency and adequacy of which are hereby acknowledged), the parties hereto (intending to be legally bound) hereby agree as follows:
1.Incorporation. The foregoing preamble and recitals are incorporated herein by this reference.
2.Joinder and Assumption. From and after the Effective Date, New Borrower hereby absolutely and unconditionally:
(a)(a) joins as and becomes a party to the Loan Agreement as a Borrower thereunder, (b) assumes, as a joint and several obligor thereunder, all of the obligations, liabilities and indemnities of a Borrower under the Loan Agreement and all other Loan Documents, and (c) covenants and agrees to be bound by and adhere to all of the terms, covenants, waivers, releases, agreements and conditions of or respecting a Borrower with respect to the Loan Agreement and the other Loan Documents and all of the representations and warranties contained in the Loan Agreement (in the manner set forth in Section 3 of this Joinder) and the other Loan Documents with respect to New Borrower; and
(b)grants and pledges to Administrative Agent on behalf of and for the ratable benefit of the Lenders a continuing security interest in all of such New Borrower’s now owned and existing and hereafter acquired and arising assets and Collateral to secure prompt repayment of any and all Obligations and to secure prompt performance by Borrower of each of its covenants and duties under the Loan Documents. New Borrower hereby authorizes Administrative Agent to file at any time uniform commercial code financing statements in such jurisdictions and offices as Administrative Agent deems necessary in connection with the perfection of a security interest in all of such New Borrower’s now owned or hereafter arising or acquired assets and property, including, without limitation, accounts receivable, deposit accounts, equipment, general intangibles, inventory, and any and all other personal property of such New Borrower, and all products, substitutions, replacements, and proceeds of such property and assets. New Borrower has read the Loan Agreement and affirmatively grants to Administrative Agent on behalf of and for the ratable benefit of the Lenders all rights to New Borrower’s assets as set forth in said Loan Agreement and the Loan Documents.
From and after the Effective Date, any reference to the term “Borrower” in the Loan Agreement shall also include New Borrower. Except as expressly provided herein, the Loan Agreement remains in full force and effect and is hereby ratified and confirmed in all respects.
3.Representations and Warranties. New Borrower hereby represents and warrants to Administrative Agent, and Lenders, which representations and warranties shall survive the execution and delivery hereof, that: (a) this Joinder is the legally valid and binding obligation of New Borrower, enforceable against New Borrower in accordance with its terms, (b) except as otherwise set forth below, each of the representations and warranties contained in the Original Loan Agreement, as well as all other representations and warranties contained in the other Loan Documents, are true and correct in all respects to the extent required under the Original Loan Agreement.
4.Successors and Assigns. This Joinder shall be binding upon Borrower, Administrative Agent, Lenders, and Administrative Agent’s and Lenders’ successors and assigns, and shall inure to the benefit of the Borrower, Administrative Agent, Lenders, and Administrative Agent’s and Lenders’ successors and assigns. No other person or entity shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Joinder. The New Borrower may not assign or transfer any of its rights or obligations under this Joinder without the prior written consent of the Administrative Agent and each Lender.
5.Severability; Construction. Wherever possible, each provision of this Joinder shall be interpreted in such manner so as to be effective and valid under applicable law, but if any provision of this Joinder shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such provision or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Joinder. All obligations of the New Borrower and rights of Administrative Agent and Lenders expressed herein shall be in addition to and not in limitation of those provided by applicable law.
6.Counterparts; Facsimile and other Electronic Transmission. This Joinder may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Joinder. Receipt of an executed signature page to this Joinder by facsimile or other electronic transmission shall constitute for all purposes effective delivery thereof. Electronic records of this executed Joinder maintained by Administrative Agent and Lenders shall be deemed to be originals. The Recitals hereto are hereby made a part of this Joinder by this reference thereto.
7.GOVERNING LAW. THIS JOINDER SHALL BE A CONTRACT MADE UNDER AND BE CONSTRUED, ENFORCED AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.
8.WAIVER OF JURY TRIAL. ADMINISTRATIVE AGENT, LENDERS, AND BORROWER WAIVE ANY RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREIN, INCLUDING CLAIMS BASED ON CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER COMMON LAW OR STATUTORY BASES. ALL DISPUTES, CONTROVERSIES, CLAIMS, ACTIONS AND SIMILAR PROCEEDINGS ARISING WITH RESPECT TO BORROWER’S ACCOUNT OR ANY RELATED AGREEMENT OR TRANSACTION SHALL BE BROUGHT IN THE Federal or State courts located in Manhattan, NEW YORK, EXCEPT AS PROVIDED BELOW WITH RESPECT TO ARBITRATION OF SUCH MATTERS. IF THE JURY WAIVER SET FORTH IN THIS SECTION IS NOT ENFORCEABLE, THEN ANY DISPUTE, CONTROVERSY OR CLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN WILL BE FINALLY SETTLED BY BINDING ARBITRATION IN THE City of New York, New York IN ACCORDANCE WITH THE THEN-CURRENT COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION BY ONE ARBITRATOR APPOINTED IN ACCORDANCE WITH SAID RULES. THE ARBITRATOR SHALL APPLY NEW YORK LAW TO THE RESOLUTION OF ANY DISPUTE, WITHOUT REFERENCE TO RULES OF CONFLICTS OF LAW OR RULES OF STATUTORY ARBITRATION. JUDGMENT ON THE AWARD RENDERED BY THE ARBITRATOR MAY BE ENTERED IN ANY COURT HAVING JURISDICTION THEREOF. NOTWITHSTANDING THE FOREGOING, THE PARTIES MAY APPLY TO ANY COURT OF COMPETENT JURISDICTION FOR PRELIMINARY OR INTERIM EQUITABLE RELIEF, OR TO COMPEL ARBITRATION IN ACCORDANCE WITH THIS PARAGRAPH. THE EXPENSES OF THE ARBITRATION, INCLUDING THE ARBITRATOR’S FEES, REASONABLE ATTORNEYS’ FEES AND EXPERT WITNESS FEES, INCURRED BY THE PARTIES TO THE ARBITRATION, MAY BE AWARDED TO THE PREVAILING PARTY, IN THE DISCRETION OF THE ARBITRATOR, OR MAY BE APPORTIONED BETWEEN THE PARTIES IN ANY MANNER DEEMED APPROPRIATE BY THE ARBITRATOR. UNLESS AND UNTIL THE ARBITRATOR DECIDES THAT ONE PARTY IS TO PAY FOR ALL (OR A SHARE) OF SUCH EXPENSES, BOTH PARTIES SHALL SHARE EQUALLY IN THE PAYMENT OF THE ARBITRATOR’S FEES AS AND WHEN BILLED BY THE ARBITRATOR.
9.Conditions Precedent to Effectiveness of Joinder. The agreement of Administrative Agent and Lenders to enter into this Joinder on the date hereof is subject to the condition precedent that Administrative Agent shall have received, in form and substance satisfactory to Administrative Agent, each the following items and completed each of the following requirements:
(a)this Joinder, duly executed by Borrower;
(b)an officer’s certificate of New Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Joinder;
(c)a financing statement (Form UCC-1);
(d)the Intellectual Property Security Agreement, duly executed by New Borrower;
(e)payment of the fees and Administrative Agent Expenses in connection with the documentation of this Joinder and any other related documentation, which may be debited from any of Borrower’s accounts with Administrative Agent;
(f)current SOS Reports indicating that, as to the New Borrower, except for Permitted Liens, there are no other security interests or Liens of record in the Collateral;
(g)a Borrower Information Certificate from New Borrower; and
(h)such other documents or certificates, and completion of such other matters, as Administrative Agent may reasonably request.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have caused this Joinder to Loan and Security Agreement to be duly executed and delivered as of the date first above written.
NEW BORROWER:
TRUPANION-APIC, LLC, a Washington limited liability company

By: /s/ Tricia Plouf
Name: Tricia Plouf
Title:    CFO & Treasurer

ADMINISTRATIVE AGENT:
PACIFIC WESTERN BANK, as the Administrative Agent
By: /s/ Stephen J. Berens
Name: Stephen J. Berens
Title: SVP

[Signature Page to Joinder to Loan and Security Agreement]

LENDERS:
PACIFIC WESTERN BANK, as a Lender
By: /s/ Stephen J. Berens
Name: Stephen J. Berens
Title: SVP
WESTERN ALLIANCE BANK, as a Lender
By: /s/ Michael Stracey
Name: Michael Stracey
Title: AVP

[Signature Page to Joinder to Loan and Security Agreement]

Acknowledged and Agreed:
ORIGINAL BORROWER:
TRUPANION, INC.
By: /s/ Tricia Plouf
Name: Tricia Plouf
Title: CFO & Treasurer
TRUPANION MANAGERS USA, INC.
By: /s/ Tricia Plouf
Name: Tricia Plouf
Title: CFO & Treasurer

[Signature Page to Joinder to Loan and Security Agreement]

SECOND AMENDED AND RESTATED REVOLVING NOTE

$30,000,000.00                                             August 6, 2018

FOR VALUE RECEIVED, TRUPANION, INC., a Delaware corporation (“Trupanion”), TRUPANION MANAGERS USA, INC., an Arizona corporation (“Trupanion Managers”), TRUPANION-APIC, LLC, a Washington limited liability company (“Trupanion-APIC”; together with Trupanion and Trupanion Managers, individually and collectively, “Borrower”), jointly and severally, promise to pay to the order of PACIFIC WESTERN BANK, a California state chartered bank (the “Lender”), at the place and times provided in the Loan Agreement (as hereinafter defined), the principal sum of THIRTY MILLION AND NO/100 DOLLARS ($30,000,000.00) or, if less, the unpaid principal amount of all Revolving Loans made by the Lender from time to time pursuant to the Loan Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Second Amended and Restated Revolving Note (this “Note”) on the dates and at the rate or rates provided for in the Loan Agreement, including the default rate set forth in Section 2.5(b) of the Loan Agreement, if applicable.
This Note amends and restates in its entirety that certain Amended and Restated Revolving Note dated as of June 28, 2018 (the “Prior Note”) in the original principal amount of Thirty Million Dollars ($30,000,000) from the Borrower in favor of the Lender and shall be a Note for purposes of the Loan Documents. The Borrower and the Lender agree that the execution of this Note is not intended to and shall not cause or result in a novation with respect to the Prior Note. It is expressly agreed that the indebtedness evidenced by the Prior Note has not been extinguished or discharged hereby. The indebtedness evidenced by this Note is included within the meaning of the term “Obligations” as defined in that certain Loan Agreement.
This Note evidences the obligations of the Borrower to the Lender with respect to its Revolving Loans made pursuant to that certain Loan and Security Agreement dated as of December 16, 2016 by and among the Borrower, the Lender and all the other lenders that are parties thereto from time to time, and Pacific Western Bank, as Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”). Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Loan Agreement. Reference is made to the Loan Agreement for provisions for the prepayment and the repayment of Revolving Loans and the acceleration of the maturity of Revolving Loans. All payments of principal and interest on this Note shall be payable in lawful currency of the United States in immediately available funds in the matter set forth in the Loan Agreement. The Borrower hereby waives all requirements as to diligence, presentment, demand of payment, protest and (except as required by the Loan Agreement) notice of any kind with respect to this Note.
THIS NOTE SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ANY OTHER CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.
IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed and delivered by its authorized officer, member or manager, as applicable, all as of the day and year first above written.
[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Revolving Note to be executed as of the date first above written.

TRUPANION, INC.,
a Delaware corporation

By: /s/ Tricia Plouf
Name: Tricia Plouf
Title: CFO & Treasurer

TRUPANION MANAGERS USA, INC.,
an Arizona corporation

By: /s/ Tricia Plouf
Name: Tricia Plouf
Title: CFO & Treasurer

TRUPANION-APIC, LLC,
a Washington limited liability company

By: /s/ Tricia Plouf
Name: Tricia Plouf
Title: CFO & Treasurer

[Signature Page to Second Amended and Restated Revolving Note - Pacific Western Bank]

SECOND AMENDED AND RESTATED REVOLVING NOTE

$20,000,000.00                                             August 6, 2018

FOR VALUE RECEIVED, TRUPANION, INC., a Delaware corporation (“Trupanion”), TRUPANION MANAGERS USA, INC., an Arizona corporation (“Trupanion Managers”), TRUPANION-APIC, LLC, a Washington limited liability company (“Trupanion-APIC”; together with Trupanion and Trupanion Managers, individually and collectively, “Borrower”), jointly and severally, promise to pay to the order of WESTERN ALLIANCE BANK, an Arizona corporation (the “Lender”), at the place and times provided in the Loan Agreement (as hereinafter defined), the principal sum of TWENTY MILLION AND NO/100 DOLLARS ($20,000,000.00) or, if less, the unpaid principal amount of all Revolving Loans made by the Lender from time to time pursuant to the Loan Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Second Amended and Restated Revolving Note (this “Note”) on the dates and at the rate or rates provided for in the Loan Agreement, including the default rate set forth in Section 2.5(b) of the Loan Agreement, if applicable.
This Note amends and restates in its entirety that certain Amended and Restated Revolving Note dated as of June 28, 2018 (the “Prior Note”) in the original principal amount of Twenty Million Dollars ($20,000,000) from the Borrower in favor of the Lender and shall be a Note for purposes of the Loan Documents. The Borrower and the Lender agree that the execution of this Note is not intended to and shall not cause or result in a novation with respect to the Prior Note. It is expressly agreed that the indebtedness evidenced by the Prior Note has not been extinguished or discharged hereby. The indebtedness evidenced by this Note is included within the meaning of the term “Obligations” as defined in that certain Loan Agreement.
This Note evidences the obligations of the Borrower to the Lender with respect to its Revolving Loans made pursuant to that certain Loan and Security Agreement dated as of December 16, 2016 by and among the Borrower, the Lender and all the other lenders that are parties thereto from time to time, and Pacific Western Bank, as Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”). Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Loan Agreement. Reference is made to the Loan Agreement for provisions for the prepayment and the repayment of Revolving Loans and the acceleration of the maturity of Revolving Loans. All payments of principal and interest on this Note shall be payable in lawful currency of the United States in immediately available funds in the matter set forth in the Loan Agreement. The Borrower hereby waives all requirements as to diligence, presentment, demand of payment, protest and (except as required by the Loan Agreement) notice of any kind with respect to this Note.
THIS NOTE SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ANY OTHER CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.
IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed and delivered by its authorized officer, member or manager, as applicable, all as of the day and year first above written.
[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Revolving Note to be executed as of the date first above written.

TRUPANION, INC.,
a Delaware corporation

By: /s/ Tricia Plouf
Name: Tricia Plouf
Title: CFO & Treasurer

TRUPANION MANAGERS USA, INC.,
an Arizona corporation

By: /s/ Tricia Plouf
Name: Tricia Plouf
Title: CFO & Treasurer

TRUPANION-APIC, LLC,
a Washington limited liability company

By: /s/ Tricia Plouf
Name: Tricia Plouf
Title: CFO & Treasurer

[Signature Page to Second Amended and Restated Revolving Note -Western Alliance Bank]